UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 12, 2007

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   0-20859                   75-2287752
(State or other jurisdiction     (Commission File Number)     (IRS Employer
        of incorporation)                                   Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events


         On February 12, 2007, Geron Corporation (the "Company") presented an update of its product development programs at the BIO CEO & Investor Conference in New York City.

         At this presentation, the Company announced its current plans regarding the clinical development of its telomerase cancer vaccine, GRNVAC1. The Company filed an Investigational New Drug ("IND") application with the Food and Drug Agency ("FDA") in November 2006. The Company has received clearance from the FDA and plans to proceed with Phase I clinical trials of GRNVAC1 for patients with acute myelogenous leukemia. The Company is selecting clinical sites for patient enrollment.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GERON CORPORATION

Date: February 12, 2007            By: /s/ David L. Greenwood
                                       ----------------------------------------
                                       David L. Greenwood
                                       Executive Vice President and
                                       Chief Financial Officer